FORWARD FUNDS

Supplement dated February 11, 2013

to the

Summary Prospectus for Investor Class and Institutional Class Shares of the Forward Extended MarketPlus Fund, Forward Funds Investor Class and Institutional Class Prospectus, Forward Funds Class A, Class B, Class C and Class M Prospectus, Forward Funds Class Z Prospectus, and the Forward Funds Statement of Additional Information

each dated May 1, 2012, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME

The following information applies to the Forward Extended MarketPlus Fund (the “Fund”) only:

Effective May 1, 2013, the name of the Fund will be changed to the “Forward Total MarketPlus Fund.” Accordingly, effective May 1, 2013, all references in each of the prospectuses and the statement of additional information to “Forward Extended MarketPlus Fund” shall be replaced with “Forward Total MarketPlus Fund.”

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP EXT NC 02112013